SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2018 (February 15, 2018)

CALMARE THERAPEUTICS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08696	36-2664428
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1376 Kings Highway
Fairfield, CT 06824
(Address of principal executive offices)
203-368-6044
(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

The Form 8-K that the Registrant submitted to the SEC for filing at 6:21 p.m. Eastern Time on February 15, 2018, was not false and misleading because the Registrant was advised as late as 4:30 p.m. Eastern Time on February 15, 2018 by its independent Registered Agent that the Registered Agent had not received any documentation establishing a record date for the ongoing consent solicitation.

After being so advised, and to minimize confusion, uncertainty and costs for all parties, the Registrant submitted a Form 8-K to the SEC at 6:21 p.m. Eastern Time on February 15, 2018 for filing in order to establish a record date for the consent solicitation so that the parties involved in the consent solicitation could move forward with a single record date.

At the time of submitting the Form 8-K on February 15, 2018, everything in the Form 8-K was accurate to the knowledge of the Registrant, and only later, at approximately 10:20 p.m. Eastern Time on February 15, 2018, did the Registrant receive notice from the Registered Agent that the Registered Agent had received outside documentation necessary to establish the record date. The Registrant’s Registered Agent did not provide the correct information prior to the time the Registrant’s Form 8-K was submitted to the SEC for filing, because, according to information subsequently obtained on February 16 from the Registered Agent, the documentation received by the Transfer Agent on February 13 had been “in queue” and not available for the Registered Agent to advise the Registrant prior to the Registrant's submitting its February 15 Form 8-K to the SEC.

Based on the above, the Registrant agrees that the record date for the consent solicitation is February 13, 2018, even though nothing in the Form 8-K submitted on February 15, 2018 was false and misleading based on the information available to the Registrant at the time of submission of the Form 8-K to the SEC.

Given that a record date has now been properly established, the Registrant intends to engage an independent tabulator of consents and revocations to tabulate the written consents and revocations.

Participants in Solicitation

THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS ARE DEEMED TO BE PARTICIPANTS IN THE CONSENT REVOCATION SOLICITATION. THESE PARTICIPANTS ARE IDENTIFIED IN THE COMPANY'S AMENDED DEFINITIVE CONSENT REVOCATION STATEMENT (AMENDMENT NO. 1) THAT THE COMPANY FILED WITH THE SEC ON JANUARY 16, 2018. INFORMATION REGARDING THE INTERESTS OF PARTICIPANTS OF THE COMPANY IN THE SOLICITATION OF CONSENT REVOCATIONS AND OTHER RELEVANT MATERIAL WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. SOME OF THIS INFORMATION HAS BEEN INCLUDED IN THE PRELIMINARY CONSENT REVOCATION MATERIALS THAT THE COMPANY FILED WITH THE SEC.

Additional Information

SHAREHOLDERS ARE ENCOURAGED TO READ THE COMPANY'S CONSENT REVOCATION STATEMENT AND SUBSEQUENT FILINGS, TOGETHER WITH ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE. THEY WILL CONTAIN IMPORTANT INFORMATION.

INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN THE DOCUMENTS FREE OF CHARGE AT THE SEC'S WEBSITE, WWW.SEC.GOV, FROM CALMARE THERAPEUTICS INCORPORATED AT ITS WEBSITE, WWW.CALMARETHERAPEUTICS.COM OR BY WRITING TO CALMARE THERAPEUTICS INCORPORATED, 1375 KINGS HWY. STE 400, FAIRFIELD, CT 06824-5380 ATTENTION: INVESTOR RELATIONS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 20, 2018	Calmare Therapeutics Incorporated

	By:	/s/ Conrad Mir
Conrad Mir
Chief Executive Officer